SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)           MAY 10, 2002
                                                 -------------------------------


                         NATIONAL SCIENTIFIC CORPORATION
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             (Exact name of registrant as specified in its charter)


         TEXAS                         000-28745                 86-0837077
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(State or other jurisdiction          (Commission              (IRS Employer
of incorporation)                     File Number)           Identification No.)


              14455 N. Hayden, Suite 202, Scottsdale, Arizona 85260
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code         (480) 948-8324
                                                    ----------------------------


                                       N/A
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         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

National Scientific Corporation (the "Company") reports that Mr. Lou L. Ross, its Chairman of the Board, has filed a Form 144 indicating the sale of 240,000 shares of the Company's common stock. Mr. Ross has executed a loan to the Company in the amount of the net proceeds of his stock sales ($41,125) for its short-term working capital requirements in its pursuit of further marketing its recently announced locator product line. The unsecured loan bears interest at the rate of 6% and is payable over a twelve-month period, beginning six months from its inception.

Certain information and comments contained in this Form 8-K may be forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934). {Factors set forth in the company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001, its subsequent Form 10-QSB filings together with other factors that appear in this press release or in the Company's other Securities and Exchange Commission filings could affect the Company's actual results and could cause the Company's actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of the company, in this Form 8-K}. Market factors, including Mr. Ross' ability to sell the subject shares of common stock at prices acceptable to him and in a timely manner, could negatively impact his ability or desire to fund the proposed loan to the Company. The Company undertakes no obligation to publicly release the results of any revisions to the forward-looking statements made in this press release to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NATIONAL SCIENTIFIC CORPORATION


Date: May 10, 2002                        By: /s/ Sam H. Carr
                                              ----------------------------------
                                              Sam H. Carr
                                              Secretary, Chief Financial Officer


                                          By: /s/ Lou L. Ross
                                              ----------------------------------
                                              Lou L. Ross
                                              Chairman of the Board of Directors